Exhibit 10.4

EXECUTIVE AGREEMENT

This  Executive  Agreement  ("Agreement")  is  made  and  entered  into  on  this  1st  day  of  July,  2013  by  and between  Allied  Resources,  Inc.,  of  1403  East  900  South,  Salt  Lake  City,  Utah  84105  (the  "Company"),

and Ruairidh Campbell (hereinafter, the "Executive").

W I T N E S S E T H:

WHEREAS,  the  Executive  serves  as  Chief  Executive  Officer,  Chief  Financial  Officer  and  Principal

Accounting Officer of the Company.

WHEREAS,  the  Executive  possesses  intimate  knowledge  of  the  business  and  affairs  of  the  Company,  its policies, methods and personnel;

WHEREAS,  the  Board  of  Directors  of  the  Company  recognizes  that  the  Executive  will  contribute  to  the growth  and  success  of  the  Company,  and  desires  to  assure  the  Company  of  the  Executive's  continued

engagement and to compensate him therefore;

WHEREAS,  the  Board  has  determined  that  this  Agreement  will  reinforce  and  encourage  the  Executive's continued attention and dedication to the Company;

WHEREAS,  the  Executive  is  willing  to  make  his  services  available  to  the  Company  on  the  terms  and conditions hereinafter set forth.

NOW,  THEREFORE,  in  consideration  of  the  premises  and  mutual  covenants  set  forth  herein,  and  for other  good  and  valuable  consideration,  the  receipt  and  sufficiency  of  which  are  mutually  acknowledged,

the Company and the Executive hereby agree as follows:

AGREEMENT

For  good  and  valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby  acknowledged,  the parties hereto covenant and agree as follows:

1.

AGREEMENT  TERM.  The  term  of  this  Agreement  shall  be  five  (5)  years  beginning  on  July  1,

2013,  and  ending  on  June  30,  2018  (the  “Term”),  unless  terminated  sooner  pursuant  to  the  termination provisions herein contained.

2.

POSITION AND DUTIES OF ENGAGEMENT.

a.

Executive Duties and Title. The Company hereby engages Executive to continue to act as the  Chief  Executive  Officer,  Chief  Financial  Officer  and  Principal  Accounting  Officer  of  the  Company,

pursuant  to  the  terms  hereof,  and  Executive  hereby  accepts  such  engagement.  Executive’s  duties  and responsibilities  generally  shall  be  those  customarily  undertaken  by  executives  of  companies  engaged  in

enterprises   in   which   the   Company   is   engaged,   including   but   not   necessarily   limited   to,   general

management  and  operations,  responsibility  for  finance,  administration,  and  human  resources.  The  Board may add,  delete  or  otherwise  alter  Executive’s  duties  and  responsibilities,  provided  the  Board  shall  make all  assignments  of  duties  and  responsibilities  in  good  faith  and  shall  not  materially  alter  the  general character  of  the  work  to  be  performed  by  Executive,  who  shall  perform  such  duties  and  discharge  such responsibilities  as  directed  by  the  Board  in  a  good  and  businesslike  manner.  Executive’s  duties  shall  be governed by such policies and  procedures adopted by the Company from time to time that provide for the orderly administration of the workplace.

Exhibit 10.4

b.

Performance.  During  the  Term,  Executive  shall  (i)  devote  sufficient  time  to  the  business of  the  Company;  (ii)  faithfully  serve  the  Company;  (iii)  in  all  respects  conform  to  and  comply  with  the lawful  and  reasonable  directions  and instructions  given by the  Board  in  accordance  with  the terms  of  this

Agreement;  and  (iv)  use  reasonable  business  efforts  to  promote  and  serve  the  interests  of  the  Company.

Notwithstanding  the  foregoing,  provided  the  following  does  not  interfere  with  Executive’s  ability  to perform  his  duties  under  this  Agreement,  Executive  may  (i)  participate  in  outside  business  activities  for remuneration;  (ii)  participate in the activities of professional  trade organizations related to the business of

Company or its affiliates; (iii)  engage in personal  investing activities;  and (iv)  devote reasonable amounts of time to civic, social, community, charitable or religious pursuits.

3.

COMPENSATION AND BENEFITS.

a.

Base  Executive  Fee.  The  Company  shall  pay  Executive  an  annual  base  fee  of  One

Hundred  and  Twenty Thousand  and  No/100  Dollars  ($120,000.00),  which  shall  be  payable  monthly as  it accrues,  or  at  such  other  intervals  as  Company  and  Executive  may  hereafter  from  time  to  time  agree  in writing.  Further,  the  Company  agrees  to  review  Executive’s  base  fee  and  increase  the  amount  payable commensurate with an increase in net pre-tax profits over the Term of the Agreement.

b.

Annual  Bonus.  On  each  anniversary  of  the  beginning  of  the  Term,  the  Company,  at  its sole discretion, shall pay Executive an annual bonus in an amount to be determined by the Board.

c.

Stock  Options.  Executive  shall  be  granted  options  to  purchase  Five  Hundred  Thousand

(500,000)  shares of the Common Stock of the Company,  which shall  vest  as indicated on the schedule  set forth in Exhibit A attached hereto.

All stock options described herein shall be granted in accordance with the terms and conditions of the

Company’s 2013 Stock Option Plan. Notwithstanding anything to the contrary herein, or in any other document or agreement between the Company and Executive, each such stock option granted to

Executive shall have an exercise price that is not less than the fair market value of the Company’s

Common Stock on the date of grant.

All  stock  options  described  herein  shall  be  granted  in  accordance  with  the  terms  and  conditions  of  the

Company’s  2013  Stock  Option  Plan.   Notwithstanding  anything  to  the  contrary  herein  or  in  any  other document  or  agreement  between  the  Company  and  Executive,  each  stock  option  granted  to  Executive shall  have  an  exercise  price  that  is  not  less  than  the  fair  market  value  of  the  Company’s  Common  Stock on the date of the grant.

d.

Expenses.    The    Company    shall    reimburse    Executive    for    all    reasonable    travel,

entertainment  and  out-of-pocket  expenses  incurred  by  Executive  in  the  course  and  scope  of  authorized

Company business regardless of when incurred.

Exhibit 10.4

4.

TERMINATION OF AGREEMENT.

a.

By Company Without Cause. During the Term:

(i)

The Company may terminate Executive’s engagement at any time without cause upon ninety (90) days written notice.

(ii)

(iii)

(iv)

(i)

The Company may terminate the Executive’s engagement at any time without cause upon ninety (90) days written notice.

(ii)

In  the  event  the  Company  terminates  Executive’s   engagement  during  the  Term

without  cause  pursuant  to  this  article  4.a.(i),  any  stock  options  not  vested  in  accordance  with

Exhibit  A  will  automatically  vest  and  Executive  shall  have  twenty  four  (24)  months  in  which  to exercise  vested  stock  options.  Any  remaining  stock  options  that  have  not  been  exercised  at  the end of said twenty four (24) months shall expire.

(iii)

In  the  event  the  Company  terminates  Executive’s  engagement  during  the  Term without  cause  pursuant  to  article  4.a.(i),  the  Company  shall  pay  Executive  an  amount  equal  to twenty four (24) months of Executive’s then base fee plus any unpaid reimbursable expenses, and any earned but unpaid annual bonus.

(ii)

In  the  event  the  Company  terminates  Executive’s  engagement during  the  Term  without  cause  pursuant  to  article  4.a.(i),  any  stock  options  not vested  in  accordance  with  Exhibit  A  will  automatically  vest  and  Executive  shall

have  twenty  four  (24)  months  in  which  to  exercise  vested  stock  options.   Any

remaining  stock  options  that  have  not  been  exercised  at  the  end  of  said  twenty four (24) months shall expire.

(iii)

In  the  event  the  Company  terminates  Executive’s  engagement  during  the  Term without  cause  pursuant  to  article  4.a.(i),  the  Company  shall  pay  Executive  an  amount  equal  to twenty four (24) months of Executive’s then base fee plus any unpaid reimbursable expenses, and any earned but unpaid annual bonus.

b.

By the Company With Cause.

(i)

The Company may terminate Executive’s engagement at any time for cause.

(ii)

(iii)

(i)

The  Company  may  terminate  Executive’s  engagement  at  any  time  for cause. (i)

The  Company  may  terminate  Executive’s  engagement  at  any time for cause. (i)

The  Company may terminate  Executive’s engagement  at

any time for cause. (i)     The  Company may terminate  Executive’s engagement  at

any time for cause.

Exhibit 10.4

(ii)

The  term  “cause”  shall  mean  (1)  Executive’s  material  failure,  neglect  or  refusal to  perform  any duties,  responsibilities  or  obligations  specifically described  in  or  assigned  to  him under article 2 of this Agreement; (2) any willful or intentional act of Executive that has the effect of substantially injuring the reputation or business of the  Company or  any of its affiliates  and  any of  their  respective  affiliates;  (3)  use  of  illegal  drugs  by  Executive  or  repeated  drunkenness;  (4)  a plea  of  nolo  contendre,  admission  of  guilt  or  conviction  of  Executive  by  a  court  of  competent jurisdiction  for  the  commission  of  (A)  a  felony  or  (B)  a  misdemeanor  involving  moral  turpitude;

(5)  an  act  of fraud  or  embezzlement  or  material  dishonesty by Executive  against  the Company or any  other  person  or  entity;  (6)  other  violations  of  policies  adopted  by  the  Company  that  provide for  the  orderly administration  of  the  workplace;  or  (7)  during  the Term,  any material  violation  of a covenant described in article 5 of this Agreement.

(iii)

Company  shall  give  Executive  written  notice  of  the  Company’s  intention  to terminate Executive’s engagement for cause under article 4.b.(i) (the “Cause Notice”). The Cause

Notice  shall  state  the  particular  action(s)  or  inaction(s) giving rise  to  cause  for  termination.  If  the cause  for  termination  is  capable  of  cure,  Executive  shall  have  a  reasonable  time  not  to  exceed thirty  (30)  days  after  a  Cause  Notice  is  communicated  pursuant  to  article  7.a.  to  perform  or correct  performance  of the particular duties,  responsibilities  or  obligations described in the Cause

Notice.  If  Executive  performs  and  continues  to  perform  as  required,  the  Company  shall  not terminate Executive’s engagement for cause based upon the reasons stated in the Cause Notice.

(iv)

Upon  termination  by  the  Company  for  cause,  Executive  shall  be  entitled  only  to accrued  and  unpaid  compensation  and  benefits  unreimbursed  expenses  and  earned  but  unpaid bonuses  as  defined  in  article  3  of  this  Agreement  through  the  date  of  termination,  and  any  rights

and  benefits  to  which  Executive  is  entitled  at  law.   Any  stock  options  that  have  not  vested  at  the

time  of  termination  of  Executive  for  cause  shall  expire,  and  Executive  shall  have  twelve  (12)

months  from  the  date  of  termination  to  exercise  any  vested  stock  options,  after  which  time,  such vested options shall expire.

(ii)

The  term  “cause”  shall  mean  (1)  Executive’s  material  failure,  neglect  or  refusal to  perform  any duties,  responsibilities  or  obligations  specifically described  in  or  assigned  to  him under article 2 of this Agreement; (2) any willful or intentional act of Executive that has the effect of substantially injuring the reputation or business of the  Company or  any of its affiliates  and  any of  their  respective  affiliates;  (3)  use  of  illegal  drugs  by  Executive  or  repeated  drunkenness;  (4)  a plea  of  nolo  contendre,  admission  of  guilt  or  conviction  of  Executive  by  a  court  of  competent jurisdiction  for  the  commission  of  (A)  a  felony  or  (B)  a  misdemeanor  involving  moral  turpitude;

(5)  an  act  of fraud  or  embezzlement  or  material  dishonesty by Executive  against  the Company or any  other  person  or  entity;  (6)  other  violations  of  policies  adopted  by  the  Company  that  provide for  the  orderly administration  of  the  workplace;  or  (7)  during  the Term,  any material  violation  of a covenant described in article 5 of this Agreement.

(iii)

Company  shall  give  Executive  written  notice  of  the  Company’s  intention  to terminate Executive’s engagement for cause under article 4.b.(i) (the “Cause Notice”). The Cause

Notice  shall  state  the  particular  action(s)  or  inaction(s) giving rise  to  cause  for  termination.  If  the cause  for  termination  is  capable  of  cure,  Executive  shall  have  a  reasonable  time  not  to  exceed thirty  (30)  days  after  a  Cause  Notice  is  communicated  pursuant  to  article  7.a.  to  perform  or correct  performance  of the particular duties,  responsibilities  or  obligations described in the Cause

Exhibit 10.4

Notice.  If  Executive  performs  and  continues  to  perform  as  required,  the  Company  shall  not terminate Executive’s engagement for cause based upon the reasons stated in the Cause Notice.

(iv)

Upon  termination  by  the  Company  for  cause,  Executive  shall  be  entitled  only  to accrued  and  unpaid  compensation  and  benefits  unreimbursed  expenses  and  earned  but  unpaid bonuses  as  defined  in  article  3  of  this  Agreement  through  the  date  of  termination,  and  any  rights

and  benefits  to  which  Executive  is  entitled  at  law.   Any  stock  options  that  have  not  vested  at  the

time  of  termination  of  Executive  for  cause  shall  expire,  and  Executive  shall  have  twelve  (12)

months  from  the  date  of  termination  to  exercise  any  vested  stock  options,  after  which  time,  such vested options shall expire.

c.

Termination of Engagement by Executive.

(i)

At any time during the Term, Executive may terminate his engagement, with or without good reason, by giving sixty (60) days prior written notice of termination to the Company pursuant to article 7.a.

(ii)

The term “good reason” shall mean the occurrence of any of the following events: (1) Company shall fail to pay Executive any compensation or benefits due under this

Agreement and such failure shall not be remedied within ten (10) days after receipt of written notice from Executive specifying such failure; or (2) Company shall materially breach any other provision of this Agreement and such breach shall not be remedied within a reasonable time after receipt by Company of written notice from Executive specifying such breach.

(iii)

In the event Executive terminates his engagement with good reason during the

Term, any stock options not vested in accordance with Exhibit A will automatically vest and

Executive shall have twenty four (24) months in which to exercise those and any remaining unexercised stock options.  Any remaining stock options that have not been exercised at the end of twenty (24) months shall expire.

(iv)

Executive shall give written notice to the Company of his intention to terminate his engagement for good reason under article 4.c. (i) (the “Good Reason Notice”). The Good

Reason Notice shall state the particular action(s) or inaction(s) giving rise to good reason for termination. Company shall have a reasonable time, not to exceed thirty (30) days after a Good

Reason Notice is given, to perform or correct performance of the particular duties action(s) or inaction(s) described in the Good Reason Notice. If Company reasonably corrects performance of the action(s) or inaction(s) described in the Good Reason Notice, then Company shall not terminate Executive’s engagement for good reason based upon the reasons stated in the Good

Reason Notice.

(v)

In the event Executive voluntarily terminates his engagement without good reason at any time during the Term, he shall be entitled to the compensation, benefits,

unreimbursed expenses and earned but unpaid bonus as defined in article 3 of this Agreement through the date of termination, and any rights and benefits to which Executive is entitled at law.

Any stock options that have not vested at the time Executive voluntarily terminates without good reason shall expire, and Executive shall have twenty four (24) months from the date of termination to exercise any vested options, after which time, such vested options shall expire.

Exhibit 10.4

(i)

At  any  time  during  the  Term,  Executive  may  terminate  his  engagement,  with  or without good reason, by giving sixty (60) days prior written notice of termination to the Company pursuant to article 7.a.

(ii)

The  term  “good  reason”  shall  mean  the  occurrence  of  any  of  the  following events:  (1)  Company  shall  fail  to  pay  Executive  any  compensation  or  benefits  due  under  this

Agreement  and  such  failure  shall  not  be  remedied  within  ten  (10)  days  after  receipt  of  written notice  from  Executive  specifying  such  failure;  or  (2)  Company  shall  materially  breach  any other provision of this Agreement  and such breach shall  not be remedied within a  reasonable time after receipt by Company of written notice from Executive specifying such breach.

(iii)

In  the  event  Executive  terminates  his  engagement  with  good  reason  during  the

Term,  any  stock  options  not  vested  in  accordance  with  Exhibit  A  will  automatically  vest  and

Executive  shall  have  twenty  four  (24)  months  in  which  to  exercise  those  and  any  remaining

unexercised  stock  options.   Any  remaining  stock  options  that  have  not  been  exercised  at  the  end of twenty (24) months shall expire.

(iv)

Executive  shall  give  written  notice  to  the  Company  of  his  intention  to  terminate his  engagement  for  good  reason  under  article  4.c.  (i)  (the  “Good  Reason  Notice”).  The  Good

Reason  Notice  shall  state  the  particular  action(s)  or  inaction(s)  giving  rise  to  good  reason  for termination.  Company  shall  have  a  reasonable  time,  not  to  exceed  thirty  (30)  days  after  a  Good

Reason  Notice  is  given,  to  perform  or  correct  performance  of  the  particular  duties  action(s)  or inaction(s) described in the Good Reason Notice. If Company reasonably corrects performance of

the  action(s)   or  inaction(s)   described  in  the  Good  Reason  Notice,  then  Company  shall  not terminate  Executive’s  engagement  for  good  reason  based  upon  the  reasons  stated  in  the  Good

Reason Notice.

(v)

In   the   event   Executive   voluntarily  terminates   his   engagement   without   good

reason   at   any   time   during   the   Term,   he   shall   be   entitled   to   the   compensation,   benefits,

unreimbursed  expenses  and  earned  but  unpaid  bonus  as  defined  in  article  3  of  this  Agreement through the  date  of  termination,  and any rights  and benefits  to  which Executive  is  entitled  at  law.

Any stock options that  have  not  vested at  the time Executive  voluntarily terminates  without  good

reason   shall   expire,   and   Executive   shall   have   twenty   four   (24)   months   from   the   date   of

termination to exercise any vested options, after which time, such vested options shall expire.

d.

Termination  of Engagement  by Reason  of  Death.  If  Executive  shall  die  during  the  Term,

this   Agreement   shall   terminate   automatically   as   of   the   date   of   death,   and   Company   shall   pay   to

Executive’s estate (i) the compensation and  benefits under article 3,  which would otherwise be payable to

Executive  up  to  the  end  of  the  month  in  which  death  occurs,  and,  to  the  extent  applicable,  (ii)  any insurance  or  insurance  proceeds,  vested  death  benefits,  compensation  for  accrued  vacation  or  leave  time,

(iii)  any unpaid  bonus  for  the  prior  fiscal  period,  and  (iv)  an  amount  equal  to  one  (1)  year  of  Executive’s then  base  fee.  In  addition,  any stock options  held  by Executive  at  the  time  of his  death  shall  be  treated in accordance with the Company’s Stock Option Plan.

Exhibit 10.4

5.

CONFIDENTIALITY.

a.

Nondisclosure  of  Confidential  Information.  Executive  will  have  access  to  Confidential

Information  (defined  below)  during  his  engagement  with  Company.  Except  pursuant  to  his  engagement hereunder,  or  as  required  to  be  disclosed  by  any  law,  regulation  or  order  of  any  court  or  regulatory commission,  department  or  agency,  Executive  shall  not  use  or  disclose  to  any person  or  entity during  the

Term or at any time thereafter, any Confidential Information of Company.

(i)

“Confidential  Information”  shall  include  all  information  regarding  Company’s

(or  any of  its  affiliate’s)  customers,  vendors,  suppliers,  trade  secrets,  training  programs,  manuals or  materials,  technical  information,  seismic  data,  contracts,  systems,  procedures,  mailing  lists,

know-how,   trade   names,   improvements,   price   lists,   financial   or   other   data   (including   the

revenues,  costs  or  profits  associated  with  Company’s  products  or  services),  business  plans,  code books,  invoices  and  other  financial  statements,  computer  programs,  software  systems,  databases,

discs   and   printouts,   plans   (business,   technical   or   otherwise),   customer   and   industry   lists,

correspondence,   internal   reports,   personnel   files,   sales   and   advertising   material,   telephone

numbers,  names  and  addresses  or  any  other  compilation  of  information,  written  or  unwritten,

which is or was used in the business of Company not  in the  public  domain or  generally known in the  industry,  in  any  form,  and  including  without  limitation  all  such  information  acquired  by

Executive before or during the Term.

(ii)  Executive  agrees  and  acknowledges  that  all  Confidential  Information,  in  any  form,

and copies and extracts thereof,  are  and shall  remain  the sole and exclusive property of Company

and   upon   termination   of   his   engagement   under   this   Agreement,   Executive   shall   within   a

reasonable  period  of time return  to Company the  originals and all  copies  of  any such  information provided  to  or  acquired  by  Executive  in  connection  with  the  performance  of  his  duties  for

Company,    and    shall    return    to    Company    all    such    files,    correspondence    and/or    other

communications  received,  maintained  and/or  originated  by  Executive  during  the  course  of  his engagement.

(i)

“Confidential  Information”  shall  include  all  information  regarding  Company’s

(or  any of  its  affiliate’s)  customers,  vendors,  suppliers,  trade  secrets,  training  programs,  manuals or  materials,  technical  information,  seismic  data,  contracts,  systems,  procedures,  mailing  lists,

know-how,   trade   names,   improvements,   price   lists,   financial   or   other   data   (including   the

revenues,  costs  or  profits  associated  with  Company’s  products  or  services),  business  plans,  code books,  invoices  and  other  financial  statements,  computer  programs,  software  systems,  databases,

discs   and   printouts,   plans   (business,   technical   or   otherwise),   customer   and   industry   lists,

correspondence,   internal   reports,   personnel   files,   sales   and   advertising   material,   telephone

numbers,  names  and  addresses  or  any  other  compilation  of  information,  written  or  unwritten,

which is or was used in the business of Company not  in the  public  domain or generally known in the  industry,  in  any  form,  and  including  without  limitation  all  such  information  acquired  by

Executive before or during the Term.

(ii)

Executive  agrees  and  acknowledges  that  all  Confidential  Information,  in  any form,  and  copies  and  extracts  thereof,  are  and  shall  remain  the  sole  and  exclusive  property  of

Company and  upon  termination  of  his  engagement  under  this  Agreement,  Executive  shall  within

a   reasonable   period   of   time   return   to   Company   the   originals   and   all   copies   of   any   such

information  provided  to  or  acquired  by  Executive  in  connection  with  the  performance  of  his

Exhibit 10.4

duties  for  Company,  and  shall  return  to  Company  all  such  files,  correspondence  and/or  other communications  received,  maintained  and/or  originated  by  Executive  during  the  course  of  his engagement.

6.

DISPUTE RESOLUTION.

a.

Resolution  Procedure.  The  parties  agree  to  resolve  any  dispute  or  controversy  between

Company and  Executive  arising  out  of  or  in  connection  with  the  terms  and  provisions  of  this  Agreement in accordance with the following:

(i)

If  any  dispute  or  controversy  arises  out  of  or  relates  to  this  Agreement  or  any alleged  breach  hereof,  the  party  desiring  to  resolve  such  dispute  or  controversy  shall  deliver  a written  notice  of  the  dispute,  including the  specific  claim in  the  dispute (“Dispute  Notice”)  to the other  party  pursuant  to  article  7.a.  If  any  party  delivers  a  Dispute  Notice  pursuant  to  this  article

6.a.(i), the parties involved in the  dispute or controversy shall  meet at  least twice within the thirty

(30)  day  period  commencing  with  the  date  of  the  Dispute  Notice  and  in  good  faith  shall  attempt to resolve such dispute or controversy through negotiation.

(ii)

If any dispute or controversy is not resolved or settled by the parties as a result of negotiation  pursuant  to  article  6.a.(i)  above,  the  parties  shall  in  good  faith  submit  the  dispute  or controversy to  non-binding  mediation  in  Salt  Lake  County before  a  mediator  agreed  upon  by the parties. In the event the parties are unable to agree upon a mediator, the parties shall request that a mediator  be  appointed  by  the  Salt  Lake  County  Court  or  the  Federal  District  Court.  The  parties shall bear the costs of such mediation equally.

(iii)

Any  dispute  or  controversy  between  Company  and  Executive  arising  out  of  or relating  to  this  Agreement  or  any  breach  of  this  Agreement  that  is  not  resolved  by  mediation pursuant  to  article  6.a.(ii)  above,  the  dispute  or  controversy  shall  be  resolved  through  arbitration held in  Salt  Lake  County,  Utah,  which arbitration shall be conducted in accordance with the rules and  procedures  of  the  American  Arbitration  Association  in  accordance  with  its  Rules  for  the

Resolution  of  Employment  Disputes,  then  in  effect.  The  arbitration  of  such  issues,  including  the determination of any amount of actual damages suffered by any party hereto by reason of the acts or  omissions  of  any  party,  shall  be  final  and  binding  upon  all  parties.  Except  as  otherwise  set

forth   in   this   Agreement,   the   cost   of   arbitration   hereunder,   including   the   cost   of   record   or

transcripts  thereof,  if  any,  administrative  fees,  and  all  other  fees  involved,  including  reasonable attorneys’  fees  incurred  by the  party determined  by the  arbitrator  to  be  the  prevailing  party,  shall be  paid  by  the  party  determined  by  the  arbitrator  not  to  be  the  prevailing  party,  or  otherwise allocated  in  an  equitable  manner  as  determined  by  the  arbitrator.  The  parties  shall  instruct  the arbitrator  to  render  his  or  her  decision  no  later  than  ninety  (90)  days  after  submission  of  the dispute to the arbitrator.

(i)

If  any  dispute  or  controversy  arises  out  of  or  relates  to  this  Agreement  or  any alleged  breach  hereof,  the  party  desiring  to  resolve  such  dispute  or  controversy  shall  deliver  a written  notice  of  the  dispute,  including the  specific  claim in  the  dispute (“Dispute  Notice”)  to the other  party  pursuant  to  article  7.a.  If  any  party  delivers  a  Dispute  Notice  pursuant  to  this  article

6.a.(i), the parties involved in the  dispute or controversy shall  meet at  least twice within the thirty

(30)  day  period  commencing  with  the  date  of  the  Dispute  Notice  and  in  good  faith  shall  attempt to resolve such dispute or controversy through negotiation.

(iii)

Any  dispute  or  controversy  between  Company  and  Executive  arising  out  of  or relating  to  this  Agreement  or  any  breach  of  this  Agreement  that  is  not  resolved  by  mediation pursuant  to  article  6.a.(ii)  above,  the  dispute  or  controversy  shall  be  resolved  through  arbitration

Exhibit 10.4

held in  Salt  Lake  County,  Utah,  which arbitration shall be conducted in accordance with the rules and  procedures  of  the  American  Arbitration  Association  in  accordance  with  its  Rules  for  the

Resolution  of  Employment  Disputes,  then  in  effect.  The  arbitration  of  such  issues,  including  the determination of any amount of actual damages suffered by any party hereto by reason of the acts or  omissions  of  any  party,  shall  be  final  and  binding  upon  all  parties.  Except  as  otherwise  set

forth   in   this   Agreement,   the   cost   of   arbitration   hereunder,   including   the   cost   of   record   or

transcripts  thereof,  if  any,  administrative  fees,  and  all  other  fees  involved,  including  reasonable attorneys’  fees  incurred  by the  party determined  by the  arbitrator  to  be  the  prevailing  party,  shall be  paid  by  the  party  determined  by  the  arbitrator  not  to  be  the  prevailing  party,  or  otherwise allocated  in  an  equitable  manner  as  determined  by  the  arbitrator.  The  parties  shall  instruct  the arbitrator  to  render  his  or  her  decision  no  later  than  ninety  (90)  days  after  submission  of  the dispute to the arbitrator.

b.

Confidentiality.   Each   party   agrees   to   keep   all   disputes,   mediation   and   arbitration

proceedings  strictly confidential,  except  for  disclosures  of  information  in  the  ordinary course  of  business of the parties or by applicable law or regulation.

7.

GENERAL PROVISIONS.

a.

Notices.  Any  notices  to  be  given  hereunder  by  either  party  to  the  other  may  be  effected by  personal  delivery in  writing  or  by registered  or  certified  mail,  with  postage  prepaid  and  return  receipt requested, addressed as follows:

If to Executive, to:

Ruairidh Campbell

3002 Kinney Avenue

Austin, TX 78704

Email: ruairidhcampbell@msn.com

If to Company, to:

Paul Crow

1403 East 900 South

Salt Lake City

Utah 84105

Email: paulcrow@comcast.com

Any party may change  its  address  by written  notice  in  accordance  with  this  article  7.a.  Notices  delivered

personally   shall   be   deemed   communicated   as   of   actual   receipt;   mailed   notices   shall   be   deemed

communicated  as  of  five  (5)  days  after  mailing  by  delivering  the  same  into  the  care  and  custody  of  the

United States Postal Service  or  other national  postal  service,  by registered or  certified mail,  return receipt requested, with postage prepaid.

b.

Entire  Agreement.  This  Agreement  and  Exhibit  A  hereto  supersedes  any  and  all  other agreements,  either  oral  or  in  writing,  between  the  parties  hereto  with  respect  to  the  engagement  of

Executive by Company and contains all of the covenants and agreements between the parties with respect

to   the   subject   matter   hereof.   Each   party   to   this   Agreement   acknowledges   that   no   representations,

inducement,  promises,  or  agreements,  orally  or  otherwise,  have  been  made  which  are  not  embodied herein,  and  that  no  other  agreement,  statement  or  promise  not  contained  in  this  Agreement  shall  be  valid or  binding.  Any  modification  of  this  Agreement  will  be  effective  only  if  it  is  in  writing  signed  by  the party to be charged.

Exhibit 10.4

c.

Waiver and Amendments. The waiver by any party hereto of a breach of any provision of this  Agreement  shall  not  operate  or  be  construed  as  a  waiver  of  any  subsequent  breach,  whether  or  not similar,  unless  such  waiver  specifically  states  that  it  is  to  be  construed  as  a  continuing  waiver.  This

Agreement  may  be  amended,  modified  or  supplemented  only  by  a  written  instrument  executed  by  the parties hereto.

d.

Law  Governing  Venue,  Successors  and  Assigns.  This  Agreement  shall  be  governed  by and  construed  in  accordance  with  the  laws  of  the  State of  Utah,  excluding its  conflicts  of laws  principles.

Each  party  consents  to  jurisdiction  and  venue  for  any  suit  relating  to  this  Agreement  in  any  court  of competent jurisdiction in Salt Lake County, Utah, or the United States District Court for the District of Utah.

This Agreement shall be binding upon and inure to the benefit of the legal representatives, successors and assigns  of  the  parties  hereto  (provided,  however,  that  Executive  shall  not  have  the  right  to  assign  this

Agreement  in  view  of  its  personal  nature)  and  Company  shall  not  assign  or  transfer  this  Agreement without the consent of Executive.

e.

Attorney’s Fees and Costs. Except as otherwise provided in this Agreement, if any action is  necessary to  enforce  or  interpret  the  terms  of  this  Agreement  (including  without  limitation  any actions for  injunctive  relief),  the  prevailing  party  shall  be  entitled  to  reasonable  attorney’s  fees,  costs  and necessary disbursements in addition to any other relief to which the prevailing party may be entitled.

f.

Severability.  Should  any  term,  covenant,  condition  or  provision  of  this  Agreement  be held to be invalid or unenforceable, the balance of this Agreement shall remain in full force and effect and shall stand as if the unenforceable term, covenant, condition or provision did not exist.

g.

Article  Headings.  The  article  and  section  headings  of  this  Agreement  are  for  reference only and shall not be considered in the interpretation of this Agreement.

h.

Counterparts. It is also expressly understood that this Agreement may be executed and effective with multiple original signature pages.

EXECUTED to be effective this 1st day of July, 2013.

COMPANY:

ALLIED RESOURCES, INC.

By: /s/ Ed Haidenthaller

Ed Haidenthaller, Director

On Behalf of the Board of Directors

EXECUTIVE:

/s/ Ruairidh Campbell

Ruairidh Campbell